Exhibit 99.1

ALERE INC. ANNOUNCES

TAX CORRECTION TO FOURTH QUARTER 2011 RESULTS

WALTHAM, MA – February 27, 2012 – Alere Inc. (NYSE: ALR) today announced a correction to the benefit for income taxes included in its financial results for the quarter and year ended December 31, 2011, which were previously announced on February 8, 2012.

Specifically, an error in calculating our benefit for income taxes resulted in the overstatement of our benefit for income taxes by $4.1 million for the quarter. Our benefit for income taxes for the quarter was reduced to $19.8 million from the previously disclosed amount of $23.9 million. Consequently, our GAAP net loss available to common stockholders for the fourth quarter of 2011 increased to $369.3 million, or a loss per common share of $4.67, from $365.2 million, or a loss per common share of $4.62. Our benefit for income taxes for 2011 was reduced to $24.2 from the previously disclosed amount of $28.3 million. Consequently, our GAAP net loss available to common stockholders for 2011 increased to $131.7 million, or a loss per common share of $1.58, from $127.5 million, or a loss per common share of $1.53.

The effect of this correction increased our adjusted cash-basis provision for income taxes for the quarter from $30.2 million to $34.4 million, which resulted in a reduction of our adjusted cash-basis net income per diluted common share for the fourth quarter of 2011 from $0.74 to $0.70. The effect of this correction increased our adjusted cash-basis provision for income taxes for 2011 from $108.0 million to $112.1 million, which resulted in a reduction of our adjusted cash-basis net income per diluted common share for 2011 from $2.48 to $2.44.

We have included in the schedules to this press release a corrected version of the condensed consolidated statements of operations and condensed consolidated balance sheets that we provided on February 8, 2012. We have also included in the schedules to this press release a corrected version of the detailed reconciliation that we provided on February 8, 2012 of our adjusted cash-basis net income, which is a non-GAAP financial measure, to net loss under GAAP, as well as a discussion regarding this non-GAAP financial measure.

For more information about Alere, please visit our website at http://www.alere.com.

By developing new capabilities in near-patient diagnosis, monitoring and health management, Alere enables individuals to take charge of improving their health and quality of life at home. Alere’s global leading products and services, as well as its new product development efforts, focus on cardiology, infectious disease, toxicology, diabetes, oncology and women’s health. Alere is headquartered in Waltham, Massachusetts.

Source: Alere Inc.

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and

Reconciliation to Non-GAAP Adjusted Cash Basis Amounts

(in $000s, except per share amounts)

	Three Months Ended December 31, 2011						Three Months Ended December 31, 2010
	GAAP		Non-GAAP Adjustments		Non-GAAP Adjusted Cash Basis (a)		GAAP		Non-GAAP Adjustments		Non-GAAP Adjusted Cash Basis (a)
Net product sales and services revenue	$645,359		$1,452	(b)	$646,811		$573,747		$—		$573,747
License and royalty revenue	5,750		—		5,750		4,707		—		4,707

Net revenue	651,109		1,452		652,561		578,454				578,454
Cost of net revenue	310,171		(21,967	) (c) (d) (e) (g)	288,204		275,368		(17,077	) (c) (d) (e) (f)	258,291

Gross profit	340,938		23,419		364,357		303,086		17,077		320,163

Gross margin	52%				56%		52%				55%
Operating expenses:
Research and development	37,503		(2,329	) (c) (e)	35,174		37,091		(2,973	) (c) (e)	34,118
Selling, general and administrative	264,656		(76,830	) (c) (d) (e) (h) (i)	187,826		292,870		(133,250	) (c) (d) (e) (h) (i) (n) (p)	159,620
Goodwill impairment charge	383,612		(383,612	) (m)			1,006,357		(1,006,357	) (m)	—

Total operating expenses	685,771		(462,771)		223,000		1,336,318		(1,142,580)		193,738

Operating income (loss)	(344,833)		486,190		141,357		(1,033,232)		1,159,657		126,425
Interest and other income (expense), net	(42,417)		(4,478	) (d) (j) (k) (l)	(46,895)		(30,457)		(87	) (d)	(30,544)

Income (loss) from continuing operations before provision (benefit) for income taxes	(387,250)		481,712		94,462		(1,063,689)		1,159,570		95,881
Provision (benefit) for income taxes	(19,800)		54,168	(s)	34,368		(28,967)		55,064	(s)	26,097

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	(367,450)		427,544		60,094		(1,034,722)		1,104,506		69,784
Equity earnings (losses) of unconsolidated entities, net of tax	3,602		304	(c)	3,906		2,371		38	(c) (d)	2,409

Income (loss) from continuing operations	(363,848)		427,848		64,000		(1,032,351)		1,104,544		72,193
Income (loss) from discontinued operations, net of tax	—		—		—		(516)		11	(q)	(505)

Net income (loss)	(363,848)		427,848		64,000		(1,032,867)		1,104,555		71,688
Less: Net income attributable to non-controlling interests, net of tax	73		21	(o)	94		251		251	(o)	502

Net income (loss) attributable to Alere Inc. and Subsidiaries	$(363,921)		$427,827		$63,906		$(1,033,118)		$1,104,304		$71,186

Preferred stock dividends	$(5,367)				$(5,367)		$(6,234)				$(6,234)
Net income (loss) available to common stockholders	$(369,288)				$58,539		$(1,039,352)				$64,952

Basic net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Basic income (loss) per common share from continuing operations	$(4.67)				$0.74		$(12.23)				$0.77
Basic income (loss) per common share from discontinued operations	$—				$—		$(0.01)				$(0.01)

Basic net income (loss) per common share	$(4.67)				$0.74		$(12.24)				$0.76

Diluted net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Diluted income (loss) per common share from continuing operations	$(4.67	) (t)			$0.70	(u)	$(12.23	) (t)			$0.71	(v)
Diluted income (loss) per common share from discontinued operations	$—	(t)			$—	(u)	$(0.01	) (t)			$(0.01	) (v)

Diluted net income (loss) per common share	$(4.67	) (t)			$0.70	(u)	$(12.24	) (t)			$0.71	(v)

Weighted average common shares - basic	79,034				79,034		84,924				84,924

Weighted average common shares - diluted	79,034	(t)			92,952	(u)	84,924	(t)			101,670	(v)

(a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.
(b)	Approximately $1.5 million in estimated revenue related to acquired software license contracts will not be recognized for the fourth quarter of 2011 due to business combination accounting rules.
(c)	Amortization expense of $80.9 million and $78.7 million in the fourth quarter of 2011 and 2010 GAAP results, respectively, including $15.0 million and $16.3 million charged to cost of sales, $1.5 million and $1.3 million charged to research and development, $64.2 million and $60.9 million charged to selling, general and administrative, with $0.2 million and $0.2 million charged through equity earnings of unconsolidated entities, net of tax, during each of the respective quarters.
(d)	Restructuring associated with the decision to close facilities resulted in a charge of $8.8 million and $1.6 million for the fourth quarter of 2011 and 2010 GAAP results, respectively. The $8.8 million charge for the fourth quarter of 2011 included $0.6 million charged to cost of sales, $8.1 million charged to selling, general and administrative expense and $0.1 million charged to interest expense. The $1.6 million charge for the fourth quarter of 2010 included $0.6 million charged to cost of sales, $1.3 million charged to selling, general and administrative expense, a net recovery of $0.1 million recorded to interest and other income (expense), net and a net recovery of $0.2 million recorded through equity earnings of unconsolidated entities, net of tax
(e)	Compensation costs of $4.9 million and $6.9 million associated with stock-based compensation expense for the fourth quarter of 2011 and 2010 GAAP results, respectively, including $0.4 million and $0.5 million charged to cost of sales, $0.8 million and $1.7 million charged to research and development and $3.7 million and $4.7 million charged to selling, general and administrative, in the respective periods.
(f)	A net recovery in the amount of $0.3 million during the fourth quarter of 2010, relating to inventory write-ups recorded in connection with acquisitions. (See also footnote o below.)
(g)	A write-off in the amount of $6.0 million during the fourth quarter of 2011, relating to inventory write-ups recorded in connection with acquisitions.

(h)	Acquisition-related costs in the amount of $5.3 million and $1.4 million in the fourth quarter of 2011 and 2010 GAAP results, respectively, recorded in connection with ASC 805, Business Combinations.
(i)	$4.4 million of income and $4.1 million of expense in the fourth quarter of 2011 and 2010 GAAP results, respectively, recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.
(j)	Interest expense of $1.3 million recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility.
(k)	A $5.4 million realized foreign currency gain in the fourth quarter of 2011 GAAP results associated with a bank account funded for the acquisition of Axis-Shield plc.
(l)	A $0.5 million gain related to previously-owned shares of Axis-Shield plc recorded in connection with the completion of the acquisition during the fourth quarter of 2011.
(m)	A goodwill impairment charge of $383.6 million and $1.0 billion during the fourth quarter of 2011 and 2010 GAAP results, respectively, related to our health management reporting unit and business segment.
(n)	A $60.1 million compensation charge associated with our acquisition of minority shares of Standard Diagnostics, Inc. during the fourth quarter of 2010.
(o)	Amortization expense of $28.0 thousand ($21.0 thousand, net of tax) and $0.3 million ($0.3 million, net of tax) in the fourth quarter of 2011 and 2010 GAAP results.
(p)	A $0.7 million fair value write-down in the fourth quarter of 2010 recorded in connection with an idle facility.
(q)	Expenses of $18.0 thousand ($11.0 thousand, net of tax) in the fourth quarter of 2010 incurred in connection with the sale of our vitamins and nutritional supplements business.
(s)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n) and (p).
(t)	For the three months ended December 31, 2011 and 2010, potential dilutive shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.
(u)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended December 31, 2011, on an adjusted cash basis, are dilutive shares consisting of 241,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities and 10,239,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock. The diluted net income per common share calculation for the three months ended December 31, 2011, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $0.7 million and the add back of $5.4 million of preferred stock dividends related to the Series B convertible preferred stock, resulting in net income available to common stockholders of $68.7 million for the three months ended December 31, 2011.
(v)	Included in the weighted average diluted common shares for the calculation of net income per common share for the three months ended December 31, 2010, on an adjusted cash basis, were dilutive shares consisting of 1,188,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,893,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock, 115,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business and 112,000 potentially issuable shares of common stock associated with contingent consideration arrangements. The diluted net income per common share calculation for the three months ended December 31, 2010, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $0.7 million, the add back of $6.2 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $24.0 thousand resulting in net income available to common stockholders of $71.8 million for the three months ended December 31, 2010.

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and

Reconciliation to Non-GAAP Adjusted Cash Basis Amounts

(in $000s, except per share amounts)

	Year Ended December 31, 2011						Year Ended December 31, 2010
	GAAP		Non-GAAP Adjustments		Non-GAAP Adjusted Cash Basis (a)		GAAP		Non-GAAP Adjustments		Non-GAAP Adjusted Cash Basis (a)

Net product sales and services revenue	$2,363,054		$1,452	(b)	$2,364,506		$2,134,588		$—		$2,134,588
License and royalty revenue	23,473		—		23,473		20,759		—		20,759

Net revenue	2,386,527		1,452		2,387,979		2,155,347		—		2,155,347
Cost of net revenue	1,140,692		(73,634	)(c) (d) (e) (g)	1,067,058		1,020,760		(75,404	)(c) (d) (e) (f)	945,356

Gross profit	1,245,835		75,086		1,320,921		1,134,587		75,404		1,209,991

Gross margin	52%				55%		53%				56%

Operating expenses:
Research and development	150,165		(16,915	)(c) (d) (e)	133,250		133,278		(12,370	)(c) (d) (e)	120,908
Selling, general and administrative	964,913		(270,810	)(c) (d) (e) (h) (i) (l)	694,103		946,041		(333,265	)(c) (d) (e) (h) (i) (o)	612,776
Goodwill impairment charge	383,612		(383,612	)(n)			1,006,357		(1,006,357	)(n)	—

Total operating expenses	1,498,690		(671,337)		827,353		2,085,676		(1,351,992)		733,684

Operating income (loss)	(252,855)		746,423		493,568		(951,089)		1,427,396		476,307
Interest and other income (expense), net	86,808		(241,986	)(d) (j) (k) (l) (m) (p) (q)	(155,178)		(116,697)		(3,042	)(d) (h) (q)	(119,739)

Income (loss) from continuing operations before provision (benefit) for income taxes	(166,047)		504,437		338,390		(1,067,786)		1,424,354		356,568
Provision (benefit) for income taxes	(24,214)		136,356	(u)	112,142		(29,931)		144,214	(u)	114,283

Income (loss) from continuing operations before equity earnings of unconsolidated entities, net of tax	(141,833)		368,081		226,248		(1,037,855)		1,280,140		242,285
Equity earnings of unconsolidated entities, net of tax	8,524		1,489	(c) (d)	10,013		10,566		3,750	(c) (d)	14,316

Income (loss) from continuing operations	(133,309)		369,570		236,261		(1,027,289)		1,283,890		256,601
Income from discontinued operations, net of tax	—		—		—		11,397		191	(r)	11,588

Net income (loss)	(133,309)		369,570		236,261		(1,015,892)		1,284,081		268,189
Less: Net income attributable to non-controlling interests, net of tax	233		75	(s)	308		1,418		3,714	(s) (t)	5,132

Net income (loss) attributable to Alere Inc. and Subsidiaries	$(133,542)		$369,495		$235,953		$(1,017,310)		$1,280,367		$263,057

Preferred stock dividends	$(22,049)				$(22,049)		$(24,235)				$(24,235)
Preferred stock repurchase	$23,936		$(23,936	)(y)	$—		$—				$—

Net income available to common stockholders	$(131,655)				$213,904		$(1,041,545)				$238,822

Basic net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Basic income (loss) per common share from continuing operations	$(1.58)				$2.57		$(12.47)				$2.69
Basic income per common share from discontinued operations	$—				$—		$0.14				$0.14

Basic net income (loss) per common share	$(1.58)				$2.57		$(12.33)				$2.83

Diluted net income (loss) per common share attributable to Alere Inc. and Subsidiaries:
Diluted income (loss) per common share from continuing operations	$(1.58	)(v)			$2.44	(w)	$(12.47	)(v)			$2.51	(x)
Diluted income per common share from discontinued operations	$—	(v)			$—	(w)	$0.14	(v)			$0.11	(x)

Diluted net income (loss) per common share	$(1.58	)(v)			$2.44	(w)	$(12.33	)(v)			$2.63	(x)

Weighted average common shares - basic	83,128				83,128		84,445				84,445

Weighted average common shares - diluted	83,128	(v)			98,079	(w)	84,445	(v)			101,284	(x)

(a)	In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “net income or loss on an adjusted cash basis” presented in this press release may not be comparable to similar measures used by other companies.
(b)	As of December 31, 2011, approximately $1.5 million, $4.1 million, $2.2 million, $1.4 million, $0.7 million and $0.2 million in estimated revenue related to acquired software license contracts will not be recognized in fiscal 2011, fiscal 2012 , fiscal 2013, fiscal 2014, fiscal 2015 and fiscal 2016, respectively, due to business combination accounting rules.
(c)	Amortization expense of $308.8 million and $299.4 million for the year 2011 and 2010 GAAP results, respectively, including $63.2 million and $63.0 million charged to cost of sales, $12.7 million and $4.8 million charged to research and development, $232.0 million and $209.6 million charged to selling, general and administrative, with $0.9 million and $0.9 million charged through equity earnings of unconsolidated entities, net of tax, during each of the respective periods.

(d)	Restructuring charges associated with the decision to close facilities of $29.1 million and $15.1 million for the year 2011 and 2010 GAAP results, respectively. The $29.1 million charge for the year ended December 31, 2011 included $2.9 million charged to cost of sales, $0.4 million charged to research and development, $24.9 million charged to selling, general and administrative expense, $0.3 million charged to interest expense and $0.6 million charged through equity earnings of unconsolidated entities, net of tax. The $15.1 million charge for the year ended December 31, 2010 included $3.9 million charged to cost of sales, $0.5 million charged to research and development, $10.9 million charged to selling, general and administrative expense, a net recovery of $3.1 million recorded to interest and other income (expense), net and $3.0 million charged through equity earnings of unconsolidated entities, net of tax
(e)	Compensation costs of $21.2 million and $29.9 million associated with stock-based compensation expense for the year 2011 and 2010 GAAP results, respectively, including $1.5 million and $1.9 million charged to cost of sales, $3.9 million and $7.1 million charged to research and development and $15.8 million and $20.9 million charged to selling, general and administrative, in the respective periods.
(f)	A write-off in the amount of $6.6 million during the year ended December 31, 2010, relating to inventory write-ups recorded in connection with acquisitions. (See also footnote s below.)
(g)	A write-off in the amount of $6.0 million during the year ended December 31, 2011, relating to inventory write-ups recorded in connection with acquisitions.
(h)	Acquisition-related costs in the amount of $11.5 million and $8.3 million for the year 2011 and 2010 GAAP results, respectively, recorded in connection with ASC 805, Business Combinations. The $8.3 million of acquisition-related costs recorded during 2010 included $8.2 million charged to selling, general and administrative and $0.1 million charged to interest expense.
(i)	$14.1 million of income and $1.8 million of expense for the year 2011 and 2010 GAAP results, respectively, recorded in connection with fair value adjustments to acquisition-related contingent consideration obligations in accordance with ASC 805, Business Combinations.
(j)	A $1.9 million realized foreign currency loss associated with the settlement of an acquisition-related contingent consideration obligation for the year 2011.
(k)	Interest expense of $32.5 million recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility and related interest rate swap agreement for the year 2011.
(l)	A $12.7 million realized foreign currency loss for the year 2011 GAAP results associated with a bank account funded for the acquisition of Axis-Shield plc.
(m)	A $0.5 million gain related to previously-owned shares of Axis-Shield plc recorded in connection with the completion of the acquisition during the fourth quarter of 2011.
(n)	A goodwill impairment charge in the amount of $383.6 million and $1.0 billion for the year 2011 and 2010 GAAP results, respectively, related to our health management reporting unit and business segment.
(o)	A $60.1 million compensation charge associated with our acquisition of minority shares of Standard Diagnostics, Inc. during the fourth quarter of 2010.
(p)	Recognition of a $288.9 million gain originally recorded in connection with the formation of SPD, our 50/50 joint venture with the Procter & Gamble Company.
(q)	A $0.6 million and $0.7 million fair value write-down for the year 2011 and 2010, respectively, recorded in connection with an idle facility.
(r)	Expenses of $0.3 million ($0.2 million, net of tax) incurred in connection with the sale of our vitamins and nutritional supplements business for the year 2010 GAAP results.
(s)	Amortization expense of $0.1 million ($0.1 million, net of tax) and $3.2 million ($2.4 million, net of tax) for the year 2011 and 2010 GAAP results, respectively.
(t)	A write-off in the amount of $1.7 million ($1.3 million, net of tax) in the first nine months of 2010 relating to inventory write-ups attributable to operating results of non-controlling interests.
(u)	Tax effect on adjustments as discussed above in notes (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m), (n), (o), (p), and (q).
(v)	For the year ended December 31, 2011 and 2010, potential dilutive shares were not used in the calculation of diluted net income per common share under GAAP because inclusion thereof would be antidilutive.
(w)	Included in the weighted average diluted common shares for the calculation of net income per common share for the year ended December 31, 2011, on an adjusted cash basis, are dilutive shares consisting of 768,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 142,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business and 10,602,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock. The diluted net income per common share calculation for the year ended December 31, 2011, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $2.8 million, the add back of $22.0 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.1 million, resulting in net income available to common stockholders of $243.0 million for the year ended December 31, 2011.
(x)	Included in the weighted average diluted common shares for the calculation of net income per common share for the year ended December 31, 2010, on an adjusted cash basis, were dilutive shares consisting of 1,412,000 common stock equivalent shares from the potential exercise of stock options and warrants. Also included were potential dilutive shares consisting of 3,438,000 common stock equivalent shares from the potential conversion of convertible debt securities, 11,654,000 common stock equivalent shares from the potential conversion of Series B convertible preferred stock, 306,000 common stock equivalents from the potential settlement of a portion of the deferred purchase price consideration related to the ACON Second Territory Business and 28,000 potentially issuable shares of common stock associated with contingent consideration arrangements. The diluted net income per common share calculation for the year ended December 31, 2010, on an adjusted cash basis, included the add back of interest expense related to the convertible debt of $2.8 million, the add back of $24.2 million of preferred stock dividends related to the Series B convertible preferred stock and the add back of interest expense related to the ACON Second Territory Business of $0.3 million resulting in net income available to common stockholders of $266.0 million for the year ended December 31, 2010.
(y)	Non-cash income allocated to net income available to common stockholders as a result of repurchases of preferred shares during the year ended December 31, 2011.

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in $000s)

	December 31, 2011	December 31, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$299,173	$401,306
Restricted cash	8,987	2,581
Marketable securities	1,086	2,094
Accounts receivable, net	475,824	397,148
Inventories, net	320,269	257,720
Prepaid expenses and other current assets	188,388	133,408

Total current assets	1,293,727	1,194,257
PROPERTY, PLANT AND EQUIPMENT, NET	491,205	390,510
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,676,742	4,567,064
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	211,027	178,543

Total assets	$6,672,701	$6,330,374

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of notes payable and short-term debt	$73,415	$19,017
Current portion of deferred gain on joint venture	—	288,378
Other current liabilities	551,037	475,463

Total current liabilities	624,452	782,858

LONG-TERM LIABILITIES:
Notes payable, net of current portion	3,280,080	2,379,968
Deferred tax liability	380,700	420,166
Other long-term liabilities	153,398	169,656

Total long-term liabilities	3,814,178	2,969,790

Redeemable non-controlling interest	2,497	—

TOTAL EQUITY	2,231,574	2,577,726

Total liabilities and equity	$6,672,701	$6,330,374